    As filed with the Securities and Exchange Commission on November 6, 1998
                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                                  VERITY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                                          77-0182779
------------------------                                     ------------------------------------
(State of Incorporation)                                     (I.R.S. Employer Identification No.)

                                  ------------

                                 894 Ross Drive
                           Sunnyvale, California 94089
                    ----------------------------------------
                    (Address of principal executive offices)

                                  ------------

                             1995 Stock Option Plan
                       1996 Nonstatutory Stock Option Plan
              1997 Nonstatutory Stock Option Plan for Verity Canada
              -----------------------------------------------------
                            (Full title of the plans)

                                  ------------

                                James E. Ticehust
                  Vice President, Administration and Controller
                                  Verity, Inc.
                                 894 Ross Drive
                               Sunnyvale, CA 94089
                                 (408) 541-1500
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                  ------------

                                   Copies to:
                             Timothy J. Moore, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306

                                  ------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                               PROPOSED        PROPOSED MAXIMUM
 TITLE OF SECURITIES                  AMOUNT TO BE        MAXIMUM OFFERING       AGGREGREGATE           AMOUNT OF
  TO BE REGISTERED                    REGISTERED(1)      PRICE PER SHARE(2)    OFFERING PRICE(2)    REGISTRATION FEE
Stock Options and Common Stock          1,750,000              $11.25            $19,687,500            $5,473.13
(par value $.001)
====================================================================================================================

(1) 750,000 shares to be registered pursuant to the 1995 Stock Option Plan, 800,000 shares to be registered pursuant to the 1996 Nonstatutory Stock Option Plan and 200,000 shares to be registered pursuant to the 1997 Nonstatutory Stock Option Plan for Verity Canada.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on November 2, 1998 as reported on the Nasdaq National Market.

================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-26600, REGISTRATION STATEMENT ON FORM S-8 NO. 333-26869
              AND REGISTRATION STATEMENT ON FORM S-8 NO. 333-44877


     The contents of Registration Statement on Form S-8 No. 333-26600 filed with the Securities and Exchange Commission on March 25, 1996, Registration Statement on Form S-8 No. 333-26869 filed with the Securities and Exchange Commission on May 12, 1997 and Registration Statement on Form S-8 No. 333-44877 filed with the Securities and Exchange Commission on January 23, 1998 are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
-------
5.1                Opinion of Cooley Godward LLP

23.1               Consent of Independent Accountants

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1               Power of Attorney is contained on the signature page.


                                       1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on November 6, 1998.


                                       VERITY, INC.


                                       By  /s/ James E. Ticehurst
                                         ---------------------------------------
                                       Title:  Vice President,
                                               Administration and Controller
                                             -----------------------------------



                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary J. Sbona and James E. Ticehurst, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       2.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                           TITLE                           DATE
------------------------------     ------------------------------       ----------------

/s/  Gary J. Sbona                 President, Chief Executive           November 6, 1998
------------------------------     Officer and Director
    Gary J. Sbona


/s/ James E. Ticehurst             Vice President, Administration       November 6, 1998
------------------------------     and Controller
    James E. Ticehurst


/s/ Steven M. Krausz               Director                             November 6, 1998
------------------------------
    Steven M. Krausz


/s/ Stephen A. MacDonald           Director                             November 6, 1998
------------------------------
    Stephen A. MacDonald


/s/ Charles P. Waite, Jr.          Director                             November 6, 1998
------------------------------
    Charles P. Waite, Jr.


                                       3.

                                  EXHIBIT INDEX


EXHIBIT                                                                           SEQUENTIAL
NUMBER                               DESCRIPTION                                  PAGE NUMBER
  5.1          Opinion of Cooley Godward LLP
 23.1          Consent of Independent Accountants
 23.2          Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
 24.1          Power of Attorney is contained on the signature page.


                                       4.